UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 9, 2007

Neose Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27718	13-3549286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Rock Road, Horsham, Pennsylvania		19044
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-315-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On October 9, 2007, Neose Technologies, Inc. (the "Company") terminated its Bioprocessing Services Agreement dated December 8, 2006 (the "BSA") with Diosynth RTP Inc. ("Diosynth"). The BSA provided the terms and conditions under which Diosynth would produce bulk GlycoPEGylated™-EPO ("NE-180"), the Company’s long-acting version of erythropoietin produced in insect cells. A copy of the BSA was filed as Exhibit 10.43 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, with portions omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to a request for confidential treatment. Except for the BSA, the Company does not have any material relationship with Diosynth.

The BSA was terminated by the Company in the context of announced ownership changes at Diosynth and of a previously announced restructuring of Company operations, designed to allow for significantly higher clinical development costs for NE-180 while keeping anticipated 2007 net cash spending consistent with 2006 levels. The Company elected to terminate the BSA to reduce uncertainties associated with the announced ownership changes and to defer process development and manufacturing costs. Termination of the BSA resulted in early termination fees of $2.8 million. Payment of these fees does not materially change the Company’s cash guidance communicated on August 9, 2007. The Company does not expect any further contract termination charges in connection with the restructuring.

Item 2.05 Costs Associated with Exit or Disposal Activities.

The discussion above under Item 1.02 is incorporated herein by reference.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Current Report on Form 8-K regarding the Company’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statement, see the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and discussions of potential risks and uncertainties in the Company’s subsequent filings with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neose Technologies, Inc.

October 9, 2007	By:	A. Brian Davis

Name: A. Brian Davis
Title: Senior Vice President and Chief Financial Officer